[The Merger Fund Logo]
(MERFX)

100 Summit Lake Drive
Valhalla, New York 10595

PROSPECTUS

January 27, 2010

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

(i)

FUND SUMMARY

Investment Objective:   The Fund seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed) on shares held less than 30 days	2.00%

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.29%

Interest Expense, Borrowing Expense on Securities Sold Short and Dividends on Securities Sold Short	0.74	%1

Acquired Fund Fees and Expenses	0.05%

Total Annual Fund Operating Expenses	2.33%

(1)	This expense information has been restated to reflect current expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then either redeem all of your shares at the end of those periods or do not redeem your shares.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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1 Year	3 Years	5 Years	10 Years
$236	$727	$1,245	$2,666

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 318.45% of the average value of its portfolio.

Principal Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  The Adviser believes that the Fund’s investment results should be less volatile than the returns typically associated with conventional equity investing.

Principal Risk:

The principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

Annual Total Return:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  The bar chart shows changes in the Fund’s performance from year to year over a ten-year period.  The table following the bar chart shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of the S&P 500 Index, a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.mergerfund.com.

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During the ten-year period shown in the above chart, the highest quarterly return was 5.08% (for the quarter ended
June 30, 2003) and the lowest quarterly return was -5.87% (for the quarter ended June 30, 2002 ).

Average Annual Total Returns
for the Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	8.52%	4.09%	4.66%
Return After Taxes on Distributions	8.52%	2.90%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.54%	2.86%	3.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	(0.95)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  Westchester Capital Management, Inc.

Portfolio Managers:  Mr. Frederick W. Green has served as President of the Adviser since 1980 and also serves as the President and a Trustee of the Fund.  Mr. Green has served as portfolio manager for the Fund since 1989.  Mr. Michael T. Shannon has served as a research analyst and portfolio strategist for the Adviser since 2006 and has served as a portfolio manager for the Fund since 2007.  Mr. Roy Behren has served as a research analyst for the Adviser since 1994 and as the Adviser’s Chief Compliance Officer since 2004, and has served as a portfolio manager for the Fund since 2007.  Mr. Behren also serves as Chief Compliance Officer of the Fund.

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Purchase and Sale of Fund Shares:  The Fund’s minimum initial investment requirement for individuals, IRAs, corporations, partnerships or trusts is $2,000.  However, the Adviser, in its sole discretion, may waive the minimum initial investment requirement on a case-by-case basis.  There is no minimum investment requirement for qualified retirement plans or investments that are made through omnibus accounts.  There is no minimum investment requirement for subsequent investments.  Initial shares may be purchased by wire.  Subsequent shares may be purchased by electronic bank transfer, by check or by wire.  The Fund’s shares are redeemable.  You may receive redemption proceeds by electronic bank transfer or by check.  You generally buy and redeem shares at the Fund’s next-determined net asset value (NAV) after the Fund receives your application in proper order, which means that the Fund has received your fully and properly completed application accompanied by payment.  NAVs are determined only on days when the NYSE is open for regular trading.  Shares of the Fund may be purchased at NAV without any sales or other charge by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.  Correspondence sent by overnight courier should be addressed to the Fund and sent to U.S. Bancorp Fund Services, LLC, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin, 53202-5207.

Tax Information:  Unless an investment in the Fund is through a tax-exempt account or plan, such as an IRA or qualified retirement plan, any distributions the Fund makes generally may be taxed as ordinary income or capital gains at different rates depending on the length of time the Fund holds its assets and the type of income that the Fund earns.  The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

PRINCIPAL INVESTMENT OBJECTIVES AND POLICIES

The Fund seeks to achieve capital growth by engaging in merger arbitrage.  While the Fund makes every effort to achieve its objective, there is no guarantee that the Fund will do so.  The Fund’s investment adviser is Westchester Capital Management, Inc. (the "Adviser").

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Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations ("merger-arbitrage investments").  Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.  As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.  The Fund may also invest in various types of corporate debt obligations as part of its merger-arbitrage strategy or otherwise.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

The Adviser believes that the Fund’s investment results should be less volatile than the returns typically associated with conventional equity investing.  Over the last ten-year period, the Fund’s "beta" (a statistical measure of market-related risk, whereby a fund’s sensitivity to movements in the Standard & Poor’s 500 Stock Index is expressed relative to the Index’s beta of 1.0, with numbers higher than 1.0 indicating greater sensitivity and numbers lower than 1.0 indicating less sensitivity) has averaged approximately 0.15.  This number is significantly lower than comparable figures for other equity mutual funds seeking capital growth.  While some periods will be more conducive to a merger-arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return, even in flat or down markets.

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy which may not be changed without shareholder approval.  Except as otherwise stated, the Fund’s other investment objectives and policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.

In making investments for the Fund, the Adviser is guided by the following general principles: (1)  Securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the likelihood of some type of reorganization within a reasonable period of time; (2) Before an initial position is established, a preliminary analysis is made of the proposed transaction to determine the probability and timing of a successful completion.  A more detailed review then takes place before the position is enlarged; (3) In deciding whether or to what extent to invest in any given reorganization, the Adviser places particular emphasis on the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction; (4) The risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted accordingly; (5) The Adviser attempts to invest in as many reorganizations, which the Adviser believes will be profitable opportunities, as can be effectively monitored in order to minimize the impact on the Fund of losses resulting from the termination of any given proposed transaction; and (6) The Adviser may invest the Fund’s assets in both negotiated, or "friendly," reorganizations and non-negotiated, or "hostile," takeover attempts, but in either case the Adviser’s primary consideration is the likelihood that the transaction will be successfully completed.  The Adviser generally holds securities until completion of the reorganization; however, the Adviser may sell securities sooner if the risk/reward ratio is no longer favorable.

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The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs.  A high turnover rate exposes taxable shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.  The Fund’s portfolio turnover rate for its fiscal year ended September 30, 2009 was 318.45%.

Effective January 25, 2006, the Fund was reopened to new investors.  The Fund reserves the right to close to new investors at any time in the future but has no present plans to do so.

RISK FACTORS

The Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

The Fund is not intended to provide a balanced investment program.  The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk.  Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals.

Principal Risk Factor

The principal risk associated with the Fund’s merger-arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

Other Risk Factors

Non-diversification

The Fund is a non-diversified fund.  Because the Fund’s assets are invested in a smaller number of issues, there is a somewhat greater risk associated with investment in the Fund than in a diversified investment company, as defined in the 1940 Act.

Leverage Through Borrowing

The Fund may borrow from banks to increase its portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 33⅓% of the value of its total assets.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  Leveraging will exaggerate any increase or decrease in the net asset value of the Fund’s portfolio, and in that respect may be considered a speculative practice.  The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

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The Fund, like many other investment companies, may also borrow money for temporary or emergency purposes, but such borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund’s gross assets when the loan is made.

Short Sales and Put and Call Options

The Fund may employ various hedging techniques, such as short selling and the selective use of put and call options, in an effort to reduce the risks associated with certain of its investments.  For example, when the terms of a proposed acquisition call for the exchange of stock, the shares of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s shares may be sold short.  Any such short sale will be made with the intention of later closing out ("covering") the short position with the shares of the acquiring company received upon consummation of the acquisition.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s shares prior to the acquisition’s completion.  However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s shares.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position.  However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose.  When the Fund does this, it is required to pledge to the broker replacement securities as collateral.  The Fund may use securities it owns to meet any such collateral obligations.  In addition, at all times when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.  This may limit the Fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.  Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan.  Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

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The purchase of put options may be similarly used for hedging purposes.  A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.  The market price of a put option will normally vary inversely with the market price of the underlying security.  Consequently, by purchasing put options on merger-arbitrage stocks, it may be possible for the Fund to partially offset any decline in the market value of certain of the equity positions held by the Fund.  Also, as part of a merger-arbitrage strategy involving a pending corporate reorganization, the Fund may also write (sell) uncovered put options.

The purchase or sale of call options may also be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.  The purchase or sale of call options will not be used for speculative purposes.

The Adviser believes that, when used for hedging purposes, short sales and option transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments.  Nonetheless, a substantial percentage of the investments made by the Fund will not lend themselves to hedging strategies and, even when available, such strategies may not be successful.  Also, option transactions involve special risks, including (i) possible imperfect correlation between the price movements of the option and the underlying security and (ii) lack of assurance of a liquid secondary market, either of which may make it difficult or impossible to close out a position on terms favorable to the Fund.

Investments in Foreign Securities

The Fund is permitted to hold both long and short positions in foreign securities.  Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  If securities are denominated in a foreign currency, there is a risk that the value in U.S. dollars of the foreign securities held by the Fund that are not U.S. dollar-denominated may be affected favorably or unfavorably by changes in exchange rates and exchange-control regulations, and the Fund may incur costs in connection with conversions between various currencies.  Also, in conjunction with its investments in foreign securities, the Fund will normally attempt but is not required to hedge its exposure to foreign currencies.  Such hedging activities involve additional expenses and, in the case of reorganizations that are terminated, the risk of loss when the currency hedge is unwound.  There is no assurance that any such hedging techniques will be successful.  In conjunction with its investments in foreign securities, the Fund may employ equity swap contracts and other derivatives.  See "Investment Objectives and Policies" in the Statement of Additional Information.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Fund as fundamental policies which may be changed only by a vote of the Fund’s shareholders.

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(1)           The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(2)           The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed), in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.  Any such borrowings may be secured or unsecured.

(3)           The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(4)           The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities.

(5)           The Fund may not purchase or sell real estate or real estate mortgage loans as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(6)           The Fund may not purchase or sell commodities or commodity contracts.

(7)           The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

The following investment restrictions have been adopted by the Fund as non-fundamental policies.  Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund.  Under the non-fundamental investment restrictions:

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(1)           The Fund will not invest more than 15% of the value of its net assets in illiquid securities and restricted securities.  Restricted securities are those that are subject to legal or contractual restrictions on resale.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)           The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

Under the 1940 Act, the Fund’s purchase of securities of other investment companies currently is limited to, subject to certain exceptions including investments in money market mutual funds, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

Except with respect to the limitations on borrowing, if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting The Merger Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-343-8959.

INVESTMENT ADVISER

Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 1980, is the Fund’s investment adviser.  Westchester Capital Management, Inc. and its affiliate also manage merger-arbitrage programs for other institutional investors, including The Merger Fund VL, a registered open-end investment company whose shares are offered to certain insurance-company account holders; offshore funds; and private limited partnerships.  Subject to the authority of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.  The fee charged to the Fund is higher than those typically paid by other mutual funds.  This higher fee is attributable in part to the higher expense incurred by the Adviser and the specialized skills required to manage a portfolio of merger-arbitrage investments.  The Fund paid the Adviser an advisory fee of 1.0% of the Fund’s average daily net assets for the most recent fiscal year (before adjusting for the fee waiver by the Adviser).

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The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to reduce its advisory fee so that the advisory fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This agreement is effective for the period from February 1, 2010 through January 31, 2011 and shall continue in effect from year to year thereafter only upon mutual agreement of the Fund and the Adviser.  A discussion regarding the basis for the Board of Trustees approving the investment advisory contract is available in the Fund’s most recent semi-annual report to shareholders for the period ending March 31.

Mr. Frederick W. Green has served as President of the Adviser since 1980 and also serves as the President and a Trustee of the Fund.  Mr. Green, Mr. Michael T. Shannon and Mr. Roy Behren are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Shannon served as the Adviser’s Director of Research from May 1996 until April 2005, and has served as a research analyst and portfolio strategist for the Adviser since May 2006.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon has served as a portfolio manager for the Fund since January 2007.  Mr. Behren has served as a research analyst for the Adviser since 1994 and as the Adviser’s Chief Compliance Officer since 2004, and has served as a portfolio manager for the Fund since January 2007.  Mr. Behren also serves as Chief Compliance Officer of the Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund may pay certain of its own distribution expenses, including the cost of providing prospectuses to prospective shareholders, as well as pay to any broker-dealer with whom the Fund has entered into a contract to distribute the Fund’s shares, or any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts.  The amount of such payments made in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which also may be payable for providing shareholder liaison services.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Fund pays additional amounts from its own resources for the provision of other permitted services, and the Adviser may pay amounts from its own resources for the provision of such services.  Other permitted services may include transfer agent, custodian or similar fees; charges for the maintenance of records, record-keeping, and related costs; recordkeeping charges; accounting expenses; transfer costs; custodian fees; sub-transfer agency services; sub-accounting services; administrative services; transfer agent and sub-transfer agent services for beneficial owners of the Fund shares; aggregating and processing purchase and redemption orders; providing beneficial owners with statements showing their positions in the Fund; processing dividend payments; providing sub-accounting services for Fund shares held beneficially; forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and receiving, tabulating, and transmitting proxies executed by beneficial owners.  For the fiscal year ended September 30, 2009, the Fund paid twelve basis points from its own resources for the provision of other permitted services.

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PLANS OFFERED BY THE FUND

Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600).

The Merger Fund IRA Plan

The Fund makes available The Merger Fund IRA Plan for individuals to establish an Individual Retirement Account ("IRA") under which shares of the Fund may be purchased.  The Merger Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

An annual maintenance fee of $15.00 will be charged for each IRA.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

The Fund also makes available to qualifying shareholders a "Roth IRA," which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

The Fund additionally makes available certain prototype plans for corporations, self-employed individuals or partnerships, to establish a qualified retirement plan under which shares of the Fund may be purchased.  Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

Coverdell Education Savings Plan

The Fund also makes available a form of Coverdell education savings account plan.  Shareholders should consult their financial advisers to determine conditions and eligibility.

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HOW TO PURCHASE SHARES

Shares of the Fund may be purchased at net asset value without any upfront sales or other charge by sending a completed application form to:

The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

However, applicants should not send any correspondence by overnight courier to the above post-office-box address.  Correspondence sent by overnight courier should be addressed to the Fund at:

U.S. Bancorp Fund Services, LLC
Mutual Fund Services, Third Floor
615 East Michigan Street
Milwaukee, Wisconsin  53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Because only physical possession constitutes receipt by the Transfer Agent, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent until it retrieves mail from the post office box, which it typically does several times per day.

Initial Investment – By wire:  If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments – By wire:  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-343-8959 of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA#  075000022

13

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
The Merger Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same-day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

The minimum initial investment for individuals, IRAs, corporations, partnerships or trusts is $2,000.  However, the Adviser, in its sole discretion, may waive the minimum initial investment amount on a case-by-case basis.  Minimum investment amounts may be waived for investors who invest through omnibus accounts.  There is no minimum for subsequent investments.  There is no minimum investment requirement for qualified retirement plans.  Shares of the Fund are offered on a continuous basis.  The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, travelers checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill-pay checks, or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to "The Merger Fund," together with a note stating the name(s) on the account and the account number, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  All shares will be purchased at the net asset value per share next determined after receipt of the shareholder’s application in "proper order" (which means that the Fund has received your fully and properly completed application accompanied by payment) and acceptance of such application by the Fund.  All purchases received in "proper order" before 4:00 p.m. (Eastern Time) will be processed on that same day.  Purchases received after 4:00 p.m. will receive the next business day’s net asset value per share.  No share certificates will be issued unless requested in writing.  Shares of the Fund may also be purchased through authorized broker-dealers who may charge for their services.  Shares purchased through authorized broker-dealers will be purchased at the net asset value per share next calculated after receipt of purchase orders by the broker-dealer and accepted by the Fund.

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The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check or electronic funds transfer that is returned.

Shareholders should contact the Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

Anti-Money Laundering Compliance

The Fund and the Fund’s distributors are required to comply with various anti-money laundering laws and regulations.  Consequently, the Fund or the Fund’s distributors may request additional information from you to verify your identity and source of funds.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If the Fund or the Fund’s distributors deem the information submitted does not provide for adequate identity verification, it reserves the right to reject the establishment of your account.  If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to "freeze" a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Fund or the Fund’s distributors to inform the shareholder that it has taken the actions described above.

Shares of the Fund have not been registered for sale outside the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

The Fund offers an Automatic Investment Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects.  After making an initial investment of at least $2,000, the minimum transaction amount for an Automatic Investment Plan is $100.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Telephone Purchases

The Fund offers a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the close of regular trading on such date.  Most transfers are completed within three (3) business days.  The minimum transaction amount for a Telephone Purchase is $100.

15

After making an initial investment of at least $2,000, shareholders may elect these options.  For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

NET ASSET VALUE

The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business at the close of the NYSE and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding.  On holidays or other days when the NYSE is closed, the net asset value is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  From time to time, the Fund may employ fair-value pricing to value securities for which market quotations are not readily available or for which market quotations are believed to be unrepresentative of fair market value.  The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received at or before the close of trading on the NYSE on that day.

Portfolio securities and options positions for which market quotations are readily available are stated at the Nasdaq Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange’s close of business, as applicable.  Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices.  All other securities and assets for which (a) market quotations are not readily available, (b) market quotations are believed to be unrepresentative of fair market value or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the NYSE close, are valued at their fair value as determined in good faith by the Fund’s Adviser acting pursuant to the direction of the Board of Trustees.  Certain assets of the Fund may also be valued on the basis of valuations provided by one or more pricing services approved by or on behalf of the Board of Trustees.

When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.  The Adviser will include any fair-value pricing of securities in a written report to the Board of Trustees for their consideration and approval on a quarterly basis.

REDEMPTIONS

Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

16

The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Upon the receipt of such a request in "proper order," as described below, the shareholder will receive a check based on the net asset value next determined after the redemption request has been received, which may be more or less than the amount originally invested.  If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears.  It will normally take seven days to clear checks.

A redemption request will be considered to have been received in "proper order" if the following conditions are satisfied:

(i)	the request is in writing, indicates the number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered;

(iii)
the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv)
a signature guarantee is required to redeem shares in the following situations: if ownership is changed on your account; if the redemption proceeds are payable or sent to any person, address or bank account not on record; if a change of address request was received by the Transfer Agent within the last 15 days; when establishing or modifying certain services on an account; and if the proceeds of a requested redemption exceed $50,000.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP").  A notary public is not an acceptable signature guarantor.

Questions concerning a redemption request may be addressed to the Fund at its principal office.  No redemption request will become effective until all documents have been received in "proper order" by U.S. Bancorp Fund Services, LLC.

Telephone Redemptions

The Fund grants telephone-redemption privileges.  Shareholders who do not wish to establish telephone-redemption privileges should notify the Transfer Agent.  New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

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You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading.  Redemption requests received no later than 4:00 p.m. Eastern time/1:00 p.m. Pacific time will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.  Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you use telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application.  Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application , or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account.  The minimum amount that may be sent is $1,000.  There is no charge to receive redemption proceeds via the ACH network.  However, credit may not be available for two to three business days.  Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to the Fund at the address listed under "Redemptions by Mail."  The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee.  Further documentation may be required.  Please call the Transfer Agent at 1-800-343-8959 if you need assistance.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders.  The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.

You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

Additional Information on Redemptions

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages, and does not accommodate, frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund restricts or rejects such trading or takes other action if, in the judgment of the Adviser or the Fund’s Transfer Agent, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.  The steps the Fund utilizes to discourage frequent transactions may include monitoring trading activity, imposing trading restrictions on certain accounts, and imposing redemption fees, as set forth below.  Transactions placed in violation of the Fund’s market-timing trading policy may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.  While the Fund (directly and with the assistance of its service providers) identifies and restricts frequent trading, there is no guarantee that the Fund will be able to detect frequent purchases and redemptions or the participants engaged in such activity, or, if it is detected, to prevent its recurrence.  The Fund receives purchase and sale orders through financial intermediaries and cannot always detect frequent trading that may be facilitated by the use of such intermediaries or by the use of group or omnibus accounts maintained by those intermediaries.

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The Fund will charge a short-term-trading fee of 2.00% on a "first-in, first-out" basis at the time of redemption on Fund shares that are redeemed within 30 days from the date of purchase.  This fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds.  The redemption fee is paid to the Fund and is designed to protect and benefit long-term shareholders by compensating them for the effects of short-term investors, whose in-and-out activity can increase the Fund’s transaction costs and reduce the Fund’s tax efficiency by causing it to realize capital gains.  The redemption fee will not be applied to systematic withdrawal plans, to distributions required by law (including, without limitation, Qualified Domestic Relations Orders (QDROs), required minimum distributions and employment or plan terminations), to shares of the Fund held in IRA and qualified plans or mutual-fund wrap accounts or to redemptions of shares acquired through the reinvestment of dividends or distributions.  This fee may be modified or discontinued at any time.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission.  These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce the shareholder’s account in the Fund to below $1,000 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder.

Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer.  In addition, a shareholder’s bank may impose a charge for receiving wires.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current asset value and to reinvest all subsequent distributions.

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Systematic Withdrawal Plan

Individuals whose investments in the Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions.  By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more.  Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network.  A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent.  Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about the Fund’s Systematic Withdrawal Plan.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and net capital gains in December of each year.  Both distributions will be in shares of the Fund unless a shareholder elects to receive cash.  Unless an investment in the Fund is through a tax-exempt account or plan, such as an IRA or qualified retirement plan, distributions are generally taxable to shareholders at different rates depending on the length of time the Fund holds its assets and the type of income that the Fund earns.  Different tax rates apply to ordinary income, qualified dividend income and long-term capital-gain distributions, regardless of the shareholder’s holding period for the shares.  Any distributions received by shareholders from the Fund will normally be taxable to such shareholders when made, regardless of whether the shareholders receive such distributions in cash or shares of the Fund.  The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

Redemptions of shares of the Fund (whether through an outright sale or an exchange into another fund) are taxable events on which a shareholder may realize a taxable gain or loss (except for shareholders who are tax-exempt investors or whose investments are in qualified retirement accounts).  Any such gain or loss is measured by the difference between the redemption proceeds and the tax basis of the shares redeemed.  (To aid in computing a shareholder’s tax basis, shareholders generally should retain their account statements for the period that they hold shares in the Fund.)

Each year the Fund informs its shareholders of the amount and type of its distributions.  The Fund is required by federal tax law to withhold 28% of distributions and redemption proceeds for accounts (other than those of corporations and certain other exempt entities) without a certified taxpayer identification number ("TIN") and certain other certified information or with respect to which the Internal Revenue Service or a broker-dealer has notified the Fund that withholding is required due to an incorrect TIN or a failure to report taxable interest or dividends.  The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding.  The certification is included as part of the share purchase application form.  The Fund reserves the right to reject any purchase form that does not include a certified TIN or social security number.  If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

20

IRAs and qualified retirement plans are exempt from federal income taxation under the Internal Revenue Code of 1986, as amended.

This summary is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Fund’s shares.  The Fund’s shareholders are urged to consult their own tax advisors to determine the tax consequences to them of their ownership of the Fund’s shares.

HOUSEHOLDING

To keep the Fund’s costs as low as possible, the Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as "householding," does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

21

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended September 30, 2005 through September 30, 2009 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	THE MERGER FUND CONDENSED FINANCIAL INFORMATION
	(FOR THE FISCAL YEARS 2005-2009)

	Year ended September 30
	2009	2008		2007		2006	2005
Net Asset Value, beginning of year	$14.79	$16.55		$15.95		$15.78	$15.10
Income from investment operations:
Net investment income (loss)(1)	0.24 (2)	0.00	(3)(4)	0.13	(3)	0.06 (3)	(0.06	)(3)
Net realized and unrealized gain (loss) on investments	0.58	(0.70)		1.13		0.99	0.94
Total from investment operations	0.82	(0.70)		1.26		1.05	0.88
Redemption fees	0.00 (4)	0.00	(4)	0.00	(4)	0.00 (4)	0.00	(4)
Less distributions:
Dividends from net investment income	(0.06)	(0.37)		(0.11)		(0.01)	0.00	(4)
Distributions from net realized gains	(0.05)	(0.69)		(0.55)		(0.87)	(0.20)
Distributions from return to capital	(0.24)	―		―		―	―
Total distributions	(0.35)	(1.06)		(0.66)		(0.88)	(0.20)
Net Asset Value, end of year	$15.26	$14.79		$16.55		$15.95	$15.78
Total Return	5.78%	(4.32)%		8.15%		7.10%	5.88%
Supplemental Data and Ratios:

Net assets, end of year (000’s)	$1,811,380	$1,414,165		$1,821,714		$1,563,045	$1,484,675
Ratio of operating expenses to average net assets	4.22%	1.66%		2.16%		2.08%	1.77%
Ratio of interest expense and dividends on short positions to average net assets	2.68%	0.19%		0.76%		0.71%	0.41%
Ratio of operating expenses to average net assets excluding interest expense and dividends on short positions
Before expense waiver	1.54%	1.48%		1.41%		1.37%	1.36%
After expense waiver	1.54%	1.47%		1.40	%(5)	1.37%	1.36%
Ratio of net investment income to average net assets	(2.49)%	(0.09)%		0.83%		0.43%	(0.35)%
Portfolio turnover rate(6)	318.45%	300.24%		334.87%		369.47%	312.04%
______________________
(1)
Net investment income (loss) before interest expense, borrowing expense on securities sold short and dividends on securities sold short for the years ended September 30, 2009, 2008, 2007, 2006 and 2005 was $0.55, $0.02, $0.26, $0.18 and $0.01, respectively.

(2)	Net investment income per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount less than $0.005 per share.
(5)	The Fund incurred proxy expenses of approximately $525,000 in 2007 related to shareholder approval of changes in the Fund’s fundamental investment policies and the election of trustees.

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(6)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.

Further information regarding the Fund’s performance is contained in the Fund’s Annual Report, a copy of which may be obtained without charge.

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For investors who want more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information: The Fund’s SAI provides more detailed information about the Fund and is incorporated into this Prospectus by reference.

The Fund’s Annual Report, Semi-Annual Report and SAI are available, without charge, upon request by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-800-343-8959.  Shareholder inquiries should be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202.

You also can review the Fund’s reports and SAI at the Securities and Exchange Commission’s Public Reference Room.  Text-only copies can be obtained from the SEC for a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102, 202-942-8090 or by electronic request at publicinfo@sec.gov.  Copies also can be obtained free from the SEC’s website at www.sec.gov and the Fund’s website at www.mergerfund.com.

Investment Company Act
File No. 811-3445

[The Merger Fund Logo]

PROSPECTUS

JANUARY 27, 2010

[THE MERGER FUND LOGO]
(MERFX)
100 Summit Lake Drive
Valhalla, New York 10595

A no-load, open-end, non-diversified investment company which seeks capital growth by engaging in merger arbitrage.

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2010

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund dated January 27, 2010, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

The Fund’s financial statements are incorporated by reference in this Statement of Additional Information from the Fund’s Annual Report, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

(i)

(ii)

INVESTMENT OBJECTIVES AND POLICIES

(See “INVESTMENT OBJECTIVES AND
POLICIES” in the Fund’s prospectus.)

The Merger Fund (the “Fund”) is a no-load, open-end, non-diversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage.  The Fund’s investment adviser is Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser”).

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors.  See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.”  Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

Merger Arbitrage

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations (“merger-arbitrage investments”).  The Fund will not change this objective without providing shareholders with 60 days’ advance written notice.  Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money-market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; commercial paper; and repurchase agreements with respect to the above securities.  The Fund may also invest in various types of corporate debt obligations as part of its merger-arbitrage strategy or otherwise.

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to the expected value of such shares upon completion of the acquisition.  The size of the discount, or “spread,” and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition.  Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success.  The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.  See “Portfolio Turnover.”

Investments in Corporate Debt Obligations

As part of its merger-arbitrage strategy, the Fund may invest in corporate bonds and other evidences of indebtedness (“Debt Securities”) issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code.  The Fund may also invest in other Debt Securities, subject only to the requirement that, under normal market conditions, at least 80% of the Fund’s assets will be invested in merger-arbitrage situations.  Some or all of these Debt Securities may carry non-investment-grade credit ratings.

Although generally not as risky as the equity securities of the same issuer, Debt Securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings.  The market value of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities, and the Fund may attempt to hedge certain of its investments in convertible Debt Securities by selling short the issuer’s common stock.  The market value of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.  Accordingly, the principal risk associated with investing in these Debt Securities is the possibility that the transaction may not be completed.

Over-the-Counter Option Transactions

As part of its merger-arbitrage strategy, the Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”).  OTC contracts differ from exchange-traded contracts in important respects.  OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not guaranteed by the Options Clearing Corporation.  Also, OTC contract pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case the Fund may experience a loss.  An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt.  Any such cancellation, if agreed to, may require the Fund to pay a premium to that broker-dealer.

It is the Fund’s intention to enter into OTC contracts only with broker-dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a broker-dealer will voluntarily agree to terminate the transaction.  There is also no assurance that the Fund will be able to liquidate an OTC contract at any time prior to expiration.  OTC transactions for which there is no adequate secondary market will be considered illiquid.

Equity-Swap Contracts

The Fund may enter into both long and short equity-swap contracts with qualified broker-dealer counterparties.  A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.  A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

The Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position.  This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract.  The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs.  This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss.  The Fund will realize gain or loss upon termination or reset of the contract.  Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.  The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk.  The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts.  Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Investment Restrictions

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this Statement of Additional Information and in the Fund’s prospectus, the term “majority of the outstanding shares of the Fund” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

These investment restrictions provide that:

(1)           The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2)           The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed), in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.  Any such borrowings may be secured or unsecured.

(3)           The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)           The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(5)           The Fund may not purchase or sell real estate or real estate mortgage loans as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(6)           The Fund may not purchase or sell commodities or commodity contracts.

(7)           The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

Although the Fund may lend its securities, the Board of Trustees may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.

When the Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the collateral.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose.  A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase a fund’s investment portfolio is known as “leveraging.”  Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period.  The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.  Reverse repurchase agreements may be considered to be a type of borrowing.  Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.  Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry.  The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.  The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time.  The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.  When identifying industries or sectors for purposes of its concentration policy, the Fund may rely upon available industry classifications.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.  The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.)  While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  However, loans would be made only when the Adviser believes the income justifies the attendant risks.  The Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (7) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

The following investment restrictions have been adopted by the Fund as non-fundamental policies.  Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund.  Under the non-fundamental investment restrictions:

(1)           The Fund will not invest more than 15% of the value of its net assets in illiquid securities and restricted securities.  Restricted securities are those that are subject to legal or contractual restrictions on resale.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)           The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

Under the 1940 Act, the Fund’s purchase of securities of other investment companies currently is limited to, subject to certain exceptions including investments in money market mutual funds, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

If a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

Portfolio Holdings

The Adviser and the Fund maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio-holdings disclosure policies have been approved by the Board of Trustees of the Fund.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-343-8959.

From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Fund.  The Fund believes that these third parties have legitimate objectives in requesting such portfolio-holdings information.  To prevent such parties from potentially misusing portfolio-holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days.  In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings before the portfolio holdings become public, (ii) the recipient will utilize the information to reach certain conclusions about the investment characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (iii) the recipient will not provide access to this information to third parties, other than the Fund’s service providers who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.

In addition, the Fund’s service providers, such as its custodian, fund administrator, fund accounting, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Fund.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of  the Adviser.  The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Fund and its shareholders.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.  There are currently no ongoing arrangements to make available information about the Fund’s portfolio securities, other than as described above.  The Board of Trustees receives and reviews annually a list of the persons who receive non-public portfolio-holdings information and the purpose for which it is furnished.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Fund’s prospectus.)

Investment Adviser and Advisory Contract

Mr. Frederick W. Green has served as President of the Adviser since 1980 and also serves as the President and a Trustee of the Fund.  Mr. Green, Mr. Michael T. Shannon and Mr. Roy Behren are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s investment advisory contract with the Adviser, together with the Fee Waiver Agreement between the Fund and the Adviser (the “Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the 1940 Act, and state securities laws and regulations, (ii) preparation, printing and mailing of reports, notices and prospectuses to current shareholders, (iii) transfer taxes on the sales of the Fund’s shares and on the sales of portfolio securities, (iv) brokerage commissions, (v) custodial and shareholder transfer charges, (vi) legal, auditing and accounting expenses, (vii) expenses of servicing shareholder accounts, (viii) insurance expenses for fidelity and other coverage, (ix) fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act, (x) expenses of Trustee and shareholder meetings and (xi) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act.  The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party.  The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Except as described below, the Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.0% of the average daily net assets of the Fund.  The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to reduce its advisory fee so that the advisory fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This agreement is effective for the period from February 1, 2010 through January 31, 2011 and shall continue in effect from year to year thereafter only upon mutual agreement of the Fund and the Adviser.

The Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares.  The Advisory Contract shall terminate automatically in the event of its assignment.  A discussion regarding the Board of Trustees’ basis for approving the Advisory Contract is available in the Semi-Annual Report to Fund shareholders.

For the fiscal years ended September 30, 2007, 2008 and 2009, the Fund paid advisory fees of $17,140,337, $14,839,511 and $14,576,347, respectively, to the Adviser.

Other Service Providers

The Fund has adopted an amended and restated plan of distribution dated July 19, 2005 (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund may pay to any broker-dealer with whom the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts.  The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund.

The Plan provides that the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plan and the purposes for which such expenses were incurred.  The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser and who have no direct or indirect interest in the operation of the Plan or any related agreement (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Fund’s Trustees or a majority of the outstanding shares of the Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund’s outstanding shares.  The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund’s shareholders.  In addition, all material amendments to the Plan must be approved by the Fund’s Trustees in the manner described above.

The Fund has entered into service agreements with, among others, Charles Schwab & Company, Inc. (“Schwab”) and National Financial Services Corporation (“NFSC”).  Though the terms of the Fund’s agreements vary, service providers generally are required to provide various shareholder services to the Fund, including records maintenance, shareholder communications, transactional services, tax information and reports, and facilitation of purchase and redemption orders.  Payments generally are made under the Plan at the annual rate of 0.25% of the average daily net assets of the Fund.  In the case of the Fund’s agreements with Schwab, NFSC and certain other service providers, the Fund pays out of its assets, but not pursuant to the Plan, additional amounts representing the cost of such service provider providing other permitted services.  The Fund and/or the Adviser is required to make these payments to its service providers regardless of any actual expenses incurred by them.

The Fund incurred total expenses of $3,644,059, $3,663,221 and $3,810,907 during fiscal years 2009, 2008 and 2007, respectively, under its agreements with its service providers.  During fiscal year 2009, the Fund paid $886,134 to Schwab and $1,789,240 to NFSC.  During fiscal year 2008, the Fund paid $1,635,111 to Schwab and $1,267,499 to NFSC.  During fiscal year 2007, the Fund paid $1,208,908 to Schwab and $1,716,709 to NFSC.  During the last fiscal year, the Fund paid the following amounts for the following services under the Plan:

Advertising	$217,826

Printing and mailing of prospectuses to other than current shareholders	28,371

Compensation to broker-dealers	3,258,394

Compensation to sales personnel	0

Interest, carrying or other financing charges	0

Other	0

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  The Fund’s Trustees and officers are listed below.  Except as indicated, each Trustee has held the office shown or other offices in the same company for the last five years.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

Interested Trustee
Frederick W. Green* Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 63	President and Trustee	Indefinite; since 1989	President of Westchester Capital Management, Inc., the Fund’s Adviser.	2	None

Non-Interested Trustee
Michael J. Downey c/o Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 65	Independent Trustee	Indefinite; since 1995	Private investor; Managing Partner of Lexington Capital Investments until 2003. Consultant and independent financial adviser since July 1993.	2	Chairman and Director of The Asia Pacific Fund, Inc.; Director of AllianceBernstein core mutual fund group; Director of Prospect Acquisition Corp.

Non-Interested Trustee
James P. Logan, III c/o Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 73	Independent Trustee	Indefinite; since 1989	Chairman of J.P. Logan & Company. Chairman of Logan- Chace, LLC, an executive search firm.	2	None

Non-Interested Trustee
Barry Hamerling c/o Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 63	Independent Trustee	Indefinite; since 2007	Managing Partner of Premium Ice Cream of America; Managing Partner of Premium Salads of America.	2	Trustee of AXA Premier VIP Trust

Officers
Bonnie L. Smith Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 61	Vice President, Secretary and Treasurer; Anti- Money Laundering Compliance Officer	One-year term; since 1989	Chief Operating Officer, Vice President and Treasurer of Westchester Capital Management, Inc., the Fund’s Adviser.	N/A	N/A

Roy Behren Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 49	Chief Compliance Officer	One-year term; since 2004	Co-Portfolio Manager and Chief Compliance Officer of Westchester Capital Management, Inc., the Fund’s Adviser.	N/A	N/A

*  Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser.  Mr. Green is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, Inc., and because he is an officer of the Fund.

**  The fund complex consists of the Fund and The Merger Fund VL.

Remuneration

Management considers that Messrs. Downey, Logan and Hamerling are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser.  The fees of the non-interested Trustees ($38,000 per year and $2,500 for each regular Board meeting attended in person or by telephone, and $2,500 for the Audit Committee Chairman, effective January 1, 2010), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund.  For the fiscal year ended September 30, 2009, the Fund paid the following in Trustees’ fees:

COMPENSATION TABLE
(for the fiscal year ended September 30, 2009)*

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees**

Frederick W. Green	0	0	0	0
Michael J. Downey	$38,000	0	0	$46,000
James P. Logan, III	$38,000	0	0	$46,000
Barry Hamerling	$38,000	0	0	$46,000

*           A deferred compensation plan for the benefit of the Trustees has been adopted by the Fund.  Under the deferred compensation plan, each participating Trustee may elect in advance to defer cash compensation to be earned by the participant during the plan year.  A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board.  Each participant’s deferred fees will be invested in shares of the Fund.  As of September 30, 2009, Mr. Hamerling accrued $66,500 as deferred compensation from the Fund.
**         The fund complex consists of the Fund and The Merger Fund VL.

As of December 31, 2009, the Trustees and officers of the Fund and the Adviser’s retirement funds, as a group, owned less than 1% of the Fund’s outstanding shares.  Furthermore, neither the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Fund’s Trustees and officers and employees of the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Fund and the Adviser’s Codes of Ethics, which have been approved by the Board of Trustees in accordance with standards set forth under the 1940 Act.  The Fund and the Adviser’s Codes of Ethics are filed as exhibits to the Fund’s Registration Statement and are available to the public.

Standing Committees

The Board of Trustees has appointed an audit committee (the “Audit Committee”) presently consisting of Messrs. Downey, Logan and Hamerling, which met twice during the fiscal year.  The purpose of the Audit Committee is to advise the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Fund.

The Fund has a Nominating Committee consisting of Messrs. Downey, Logan and Hamerling, which did not meet during the fiscal year.  The Nominating Committee will consider, among other sources, nominees recommended by shareholders.  Stockholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President.  The Board of Trustees does not have a compensation committee.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to the direction of the Board of Trustees.  The Adviser monitors and reviews pricing procedures and makes determinations of fair value when such procedures call for judgment and analysis.  The method of pricing each type of security is described in such procedures along with any alternate methods that may be applicable in particular circumstances.  The Adviser includes any fair-value pricing of securities in a written report to the Board of Trustees for their consideration and approval on a quarterly basis.

Trustee Equity Ownership as of December 31, 2009
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Frederick W. Green	over $100,000	over $100,000
Michael J. Downey	$10,001-$50,000	$10,001-$50,000
James P. Logan, III(1)	$1-$10,000	$1-$10,000
Barry Hamerling	over $100,000	over $100,000

(1)	Mr. Logan disclaims beneficial ownership of his wife’s shares.

Proxy and Corporate-Action Voting Policies and Procedures

The Fund has adopted Proxy and Corporate-Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Fund.  The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Fund and The Merger Fund VL.  The Adviser’s primary consideration in voting proxies is the best interest of each Fund.  The proxy-voting procedures address the resolution of potential conflicts of interest and circumstances under which the Adviser will limit its role in voting proxies.  Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines.  The proxy-voting guidelines describe the Adviser’s general position on proposals.  The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved.  The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Fund.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the loan will be called in time to vote the proxy or the Adviser will enter into an arrangement which ensures that the proxies for such material events may be voted as the Fund desires.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

SERVICES AND PLANS OFFERED BY THE FUND

(See “PLANS OFFERED BY THE FUND” in the Fund’s prospectus.)

The costs of services rendered to the Fund’s investors by its transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) are paid for by the Fund; however, in order to cover abnormal administrative costs, investors requesting an historical transcript of their account will be charged a fee based upon the number of years researched.  The Fund reserves the right, on 60 days’ written notice, to charge investors to cover other administrative costs of services provided to shareholders.

The Merger Fund IRA Plan

The Fund makes available an Individual Retirement Account (“IRA”), known as “The Merger Fund IRA Plan.”  The Merger Fund IRA Plan provides individuals with the opportunity to establish an IRA in order to purchase shares of the Fund.  The Merger Fund IRA Plan can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.  The form of The Merger Fund IRA Plan meets the requirements of Section 408 of the Internal Revenue Code of 1986, as amended.  U.S. Bank, N.A. acts as custodian for The Merger Fund IRA Plan, and the adoption of The Merger Fund IRA Plan by each individual is subject to acceptance or rejection by U.S. Bank, N.A. in its capacity as custodian.

The Fund also makes available to qualifying shareholders a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

The Fund makes available certain prototype plans which provide opportunities to corporations, self-employed individuals and partnerships to establish defined benefit and defined contribution qualified retirement plans under which shares of the Fund may be purchased.  Such plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual’s entire account balance in such plan.  A defined-benefit qualified retirement plan specifies what a participant’s pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit.  A defined-contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant’s ultimate benefit depends on the amount that has accumulated in his account.  U.S. Bancorp acts as custodian of the qualified plans.  Each plan as adopted by an employer (including a self-employed individual) or partnership is subject to acceptance or rejection by U.S. Bancorp.

Systematic Withdrawal Plan

Shareholders participating in the Fund’s Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance.  Any income, dividends and capital-gain distributions on shares held in Systematic-Withdrawal-Plan accounts should be reinvested in additional Fund shares.  Systematic-Withdrawal-Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account.  These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the plan.  A Systematic Withdrawal Plan may be terminated at any time by the shareholder or the Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder’s account under the plan have been liquidated.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributors and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including those of the Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.  (See “Anti-Money Laundering Compliance” in the Fund’s prospectus.)

NET ASSET VALUE

(See “NET ASSET VALUE” in the Fund’s prospectus.)

The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made (i) by valuing portfolio securities, including open short positions, which are traded on the New York Stock Exchange and on the American Stock Exchange, at the last reported sales price on that exchange; (ii) by valuing portfolio securities, including open short positions, which are traded on the Nasdaq Global Market at the Nasdaq Official Closing Price; (iii) by valuing put and call options which are traded on the Chicago Board Options Exchange or any other domestic exchange at the last sale price on such exchange; (iv) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and (v) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although the actual calculation may be done by others.  The Adviser may, subject to the supervision of the Board of Trustees, value securities, including options, at prices other than last-sale prices when such last-sale prices are believed unrepresentative of fair market value as determined in good faith.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Fund’s prospectus.)

Supporting documents in addition to those listed under “Redemptions” in the Fund’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times: (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.  In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return quotations which are used in the Fund’s prospectus are calculated according to the following formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters.  Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.  Average annual total return assumes the reinvestment of all dividends and distributions.

The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may also calculate total return on a cumulative basis which reflects the cumulative percentage change in value over the measuring period.  The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return =    [ (ERV) - 1 ]
          P

Average Annual Total Return (After Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1+T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on Fund distributions but not after taxes on sale of Fund shares.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares)

The Fund’s quotations of average annual total return (after taxes on distributions and sale of Fund shares) are calculated according to the following formula:

P(1+T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and sale of Fund shares).
	n	=	number of years.
	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on Fund distributions and sale of Fund shares.
Other Information

The Fund’s performance data quoted in the prospectus represents past performance and is not intended to predict or indicate future results.  The return and principal value of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

Comparison of Fund Performance

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe.  In addition, the Fund may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Business Daily, IBC/Donoghue’s Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

The Fund may from time to time use the following unmanaged index for performance comparison purposes:

S&P 500 Index — the S&P 500 is an index of 500 stocks designed to mirror the overall equity market’s industry weighting.  Most, but not all, large-capitalization stocks are in the Index.  There are also some small-capitalization names in the Index.  The Index is maintained by Standard & Poor’s Corporation.  It is market-capitalization weighted.  There are always 500 issuers in the S&P 500.  Changes are made by Standard & Poor’s as needed.

TAX STATUS

(See “TAX STATUS, DIVIDENDS AND DISTRIBUTIONS” in the Fund’s prospectus.)

The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau.  By so qualifying, the Fund will not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements.  Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes.  Distributions of net investment income and net capital gain will be made after September 30, the end of each fiscal year, and no later than December 31 of each year.  Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

The Fund is subject to a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code.  The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year.  Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Net investment income is made up of dividends and interest less expenses.  Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the market value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The following discussion of tax consequences is for the general information of shareholders who are subject to tax.  Shareholders that are IRAs or qualified retirement plans are generally exempt from income taxation under the Code except to the extent their shares are debt-financed property under Section 514(b) of the Code.

Distributions of taxable net investment income are taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but may qualify for the 70% dividends-received deduction for corporations and as qualified dividend income for non-corporate shareholders to the extent discussed below.  Distributions of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income.

A portion of the dividends from the Fund’s taxable net investment income may be eligible for the 70% dividends-received deduction generally available to corporations.  The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations.  However, the alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

A portion of the dividends from the Fund’s taxable net investment income earned on or before December 31, 2010 and received by non-corporate shareholders may be eligible to be treated as qualified dividend income that is currently subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from certain domestic and foreign corporations.  A non-corporate shareholder would also have to satisfy a more than 60-day holding period and other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  This 15% rate on qualified dividend income is currently scheduled to expire after December 31, 2010, after which time such dividends would be taxable to non-corporate shareholders at ordinary income tax rates.  Any loss realized upon the redemption of shares will be treated as a long-term capital loss to the extent any distributions with respect to such shares were treated as qualified dividend income and had equaled or exceeded a threshold percentage (generally 10%) of the shareholder’s basis in such shares.

Distributions of net capital gain (“capital-gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.  Capital-gain dividends are not eligible for the dividends-received deduction.  Under current law, a non-corporate shareholder’s net capital gains in tax years ending on or before December 31, 2010 will be taxed at a maximum rate of 15% and at a maximum rate of 20% thereafter.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and the shareholder’s tax basis in the Fund shares.  Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets.  In the case of a non-corporate shareholder, if such shares were held for more than 12 months at the time of disposition, such gain will be long-term capital gain currently taxed at a maximum rate of 15% and at a maximum rate of 20% after December 31, 2010; and if such shares were held for one year or less at the time of disposition, such gain will be short-term capital gain and will be taxed at a maximum rate of 35% in 2010.  Capital gains of corporate shareholders will be long-term or short-term depending upon whether the shareholder’s holding period exceeds one year, and are not subject to varying tax rates.  However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of capital-gain dividends with respect to such shares during such six-month period.  All or a portion of any loss realized upon the redemption of shares may be deferred to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

All distributions will be included in the individual shareholder’s alternative minimum taxable income and in the income which may be subject to tax under the alternative minimum tax for corporations.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash.  Shareholders receiving distributions in the form of additional shares will have a basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return.  Redemptions of shares are also subject to these reporting requirements.  Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders of record of such month on December 31, if paid during January of the following year.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income, or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

If the Fund makes a “constructive sale” of an “appreciated financial position,” the Fund will recognize gain as if the position were sold at fair market value on the date of such constructive sale.  Constructive sales include short sales of substantially identical property, offsetting notional principal contracts with respect to substantially identical property and futures and forward contracts to deliver substantially identical property.  However, transactions that otherwise would be treated as constructive sales are disregarded if closed within 30 days after the close of the taxable year and the Fund holds the position and does not hedge such position for 60 days thereafter.  In addition, to the extent provided in regulations (which have not yet been promulgated), a constructive sale also occurs if a taxpayer enters into one or more other transactions (or acquires one or more positions) that have “substantially the same effect” as the transactions described above.  Appreciated financial positions include positions with respect to stock, debt, instruments or partnership interests if gain would be recognized on a disposition at fair market value.  If the constructive sale rules apply, adjustments are made to the basis and holding period of the affected financial position.

Equity options (including call and put options on stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code.  The character of any gain or loss recognized (i.e., long-term or short-term) generally will depend, in the case of a lapse or sale of the option, on the Fund’s holding period for the option, and in the case of an exercise of the option, on the Fund’s holding period for the underlying security.  The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund’s portfolio.  If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium.  If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss.  If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying security.  The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

Any listed non-equity options written or purchased by the Fund (including options on debt securities) will be governed by Section 1256 of the Code.  Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund’s fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code.  In addition, all or a portion of the gain realized from the disposition of market discount bonds may be treated as ordinary income under Section 1276 of the Code.  Generally, a market discount bond is defined as any bond bought by the Fund after its original issuance at a price below its face or accreted value.  If the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year as interest income the portion of the original issue discount which accrues during such year.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code.  “Conversion transactions” are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Offsetting positions held by the Fund involving certain financial forward, futures or options contracts (including certain foreign currency forward contracts or options) may constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988.  If the Fund were treated as entering into “straddles” by reason of its engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256.  The Fund may make one or more elections with respect to “mixed straddles.”  Depending on which election is made, if any, the results to the Fund may differ.  If no election is made to the extent the “straddle” rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position.  Moreover, as a result of the “straddle” rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains.

The Fund is permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”).  The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock.  In addition, the Fund may be subject to tax on certain income from PFIC stock.  For these reasons, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be affected by the Fund’s ownership in PFIC stock.  Distributions from a PFIC are not eligible to be treated as qualified dividend income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund.  If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.  In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund.  With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.  The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable net investment income and net capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.  Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker-dealer that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Any amount withheld under the backup withholding provisions from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.  In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Fund is organized as a Massachusetts business trust and generally will not be liable for any income or franchise tax in the Commonwealth of Massachusetts.  If the Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

The foregoing discussion is a general summary of certain of the material U.S. federal income tax consequences to U.S. persons (as defined below) of owning and disposing of shares in the Fund.  This summary is based on the provisions of the Code, final, temporary and proposed U.S. Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons; i.e., U.S. citizens and residents and U.S. domestic corporations, estates the income of which is includible in its gross income for U.S. federal income tax purposes without regard to its source, or trusts if either: (i) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all the substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and, in general, would have been treated as a U.S. person under rules applicable prior to such time, provided the trust elects to continue such treatment thereafter.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.  For distributions made or deemed made on or before December 31, 2009, a nonresident alien individual or a foreign corporation will be obligated to pay U.S. tax and file a U.S. tax return with respect to gains attributable to “U.S. real property interests” that are distributed or deemed distributed by the Fund, and the Fund may be required to withhold on such amounts.  After December 31, 2009, these rules apply only to Fund distributions attributable to distributions received by the Fund from real estate investment trusts.  In addition, for taxable years of the Fund beginning before January 1, 2010, the Fund generally will not be required to withhold amounts paid to nonresident alien individuals or foreign corporations with respect to either “interest-related dividends” or “short-term capital-gain dividends,” provided that the Fund elects to follow certain procedures.

This summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances.  Accordingly, shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

ORGANIZATION AND CAPITALIZATION

General

The Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 1982, as amended and restated on August 22, 1989 (the “Declaration of Trust”).  Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989.  The Fund’s name was formally changed to The Merger Fund on August 22, 1989.

The Fund’s activities are supervised by its Trustees, who are elected by the Fund’s shareholders.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.  The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders.  In such an event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing and unless removed by action of the shareholders in accordance with the Fund’s By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Shares of the Fund’s common stock entitle their holders to one vote per share.  Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees.  Shares have no preemptive or subscription rights, and are transferable.  Each share represents an equal proportionate interest in the Fund.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The following entities each hold of record 5% or more of the Fund’s outstanding common stock as of December 31, 2009:

NAME AND ADDRESS	PERCENT HELD

National Financial Services Corp. 200 Liberty Street, 5th Floor New York, NY 10281-5598	49.39%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	23.46%

TD Ameritrade P.O. Box 2226 Omaha, NE 68103-2226	5.47%

Shareholder and Trustee Liability

The Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability of shareholders is remote.  The Declaration of Trust does not require the Fund to hold annual meetings of shareholders.  However, the Fund will hold special meetings when required by federal or state securities laws.  The holders of at least 10% of the Fund’s outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of September 30, 2009.

Name of Portfolio Manager	Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Frederick W. Green	Registered Investment Companies	3	$2,682,951,005	0	$0
	Other Pooled Investment Vehicles	1	$80,237,947	1	$80,237,947
	Other Accounts	0	$0	0	$0
Michael T. Shannon	Registered Investment Companies	3	$2,682,951,005	0	$0
	Other Pooled Investment Vehicles	1	$80,237,947	1	$80,237,947
	Other Accounts	0	$0	0	$0
Roy Behren	Registered Investment Companies	3	$2,682,951,005	0	$0
	Other Pooled Investment Vehicles	1	$80,237,947	1	$80,237,947
	Other Accounts	0	$0	0	$0

Mr. Green, Mr. Shannon and Mr. Behren are compensated by the Adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors.  The portfolio managers’ compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark.  Because Mr. Green is the sole owner of the Adviser, his compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser.  Pursuant to investment advisory agreements between the Adviser and the Fund and between the Adviser and The Merger Fund VL, the Adviser is paid a fixed percentage of the net assets of each fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Mr. Green, Mr. Shannon and Mr. Behren also receive compensation from their interests in an affiliated investment adviser which manages an investment trust and other non-registered investment accounts that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such accounts.

The fact that Mr. Green, Mr. Shannon and Mr. Behren serve both as portfolio managers of the Fund and The Merger Fund VL and as portfolio managers of non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the non-registered accounts could, in theory, create an incentive to favor such accounts.  However, the Adviser does not believe that Mr. Green’s, Mr. Shannon’s and Mr. Behren’s overlapping responsibilities or the various elements of their compensation present any material conflict of interest, for the following reasons: (i) the Fund, The Merger Fund VL and the non-registered investment accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund, The Merger Fund VL and the non-registered investment accounts in a fair and equitable manner; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Adviser.

As of September 30, 2009, Mr. Green beneficially owned over $1,000,000 of equity securities in the Fund, Mr. Shannon beneficially owned $500,001-$1,000,000 of equity securities in the Fund and Mr. Behren beneficially owned over $1,000,000 of equity securities in the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to broker-dealers who may, but need not, provide research or other services to the Fund or the Adviser for the Fund’s use.  Such services may include litigation analysis and consultants’ reports on regulatory and other matters.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker-dealer to execute any given transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size and complexity of the order; the broker-dealer’s order flow in the security to be traded; the broker-dealer’s willingness to commit capital to facilitate the transaction; the Adviser’s soft-dollar arrangements for third-party research; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select broker-dealers who also provide brokerage, research and other services to other accounts over which the Adviser or its affiliate exercises investment discretion.  Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.  The Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such services because a substantial number of transactions were effected through broker-dealers which provide such services but which were selected principally because of their execution capabilities.  When the Fund and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser may aggregate its orders.  Shares are allocated among the various accounts pro rata or in some other equitable manner consistent with the investment objectives and risk profile of each account.

For the fiscal years ended September 30, 2007, 2008 and 2009, the Fund paid brokerage commissions of approximately $6,943,960, $6,440,130 and $10,115,180, respectively.  For the fiscal year ended September 30, 2009, the Fund paid brokerage commissions of $1,663,279 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 16.44% of the brokerage commissions paid by the Fund during the period.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions.  For the fiscal year ended September 30, 2009, the Fund’s annual portfolio turnover rate was 318.45%.  The Fund will invest portions of its assets to seek short-term capital appreciation.  The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination.  The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

Fund management believes that the fiscal 2009 portfolio turnover rate of 318.45% is within the range to be expected for a merger-arbitrage fund, and anticipates that the 2010 rate will be within the same range.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, as its independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund’s transfer agent and dividend-paying agent.  U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53102, acts as the Fund’s custodian.  U.S. Bancorp and U.S. Bank are affiliated companies.

The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements.  U.S. Bank is also custodian for The Merger Fund IRA Plan and qualified retirement plans made available by the Fund.  U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.  The Fund pays to U.S. Bank a custodian fee, payable monthly, at the annual rate of .01% of the total value of the Fund’s assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which varies depending on the nature of the transaction.

U.S. Bancorp is the Fund’s transfer agent and dividend-paying agent.  The transfer agent services provided by U.S. Bancorp include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns.  U.S. Bancorp’s annual transfer agent fee is equal to a maximum of $15.00 per shareholder account.

U.S. Bancorp also serves as the Fund’s accounting services agent and Fund Administrator.  As such, U.S. Bancorp provides a variety of administrative and accounting services to the Fund, such as accounting relating to the Fund’s portfolio and portfolio transactions, the determination of net asset value and pricing of the Fund’s shares of beneficial interest, and maintaining the books of account of the Fund.  Accounting services for the Fund are provided pursuant to a separate agreement with U.S. Bancorp.  The Fund pays U.S. Bancorp a minimum annual fee of $35,000 plus an additional .02% of the value of the Fund’s net assets in excess of $100 million up to $250 million, .01% of the value of the Fund’s net assets between $250 million and $1.25 billion, and .0075% of the value of the Fund’s net assets in excess of $1.25 billion.

Under the Fund Administration Servicing Agreement, U.S. Bancorp maintains the books, accounts and other documents required by the 1940 Act; prepares the Fund’s financial statements and tax returns; prepares certain reports and filings with the Securities and Exchange Commission; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of the Fund’s operations.  U.S. Bancorp, as Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement.  For the foregoing, the Fund pays U.S. Bancorp a fee, payable monthly, at the annual rate of .065% of the Fund’s first $200 million of average daily net assets, .045% of the next $300 million, .035% of the next $500 million and .03% of the Fund’s average daily net assets on the balance.  The Fund also reimburses U.S. Bancorp for all out-of-pocket expenses.

The fees charged to the Fund by U.S. Bancorp for custody, transfer agent, fund accounting and administration services are competitive with fees charged by other providers of such services within the investment company industry.

COUNSEL

The firm of Fulbright & Jaworski L.L.P. is counsel to the Fund.

EXPERTS

The financial statements of the Fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, which serves as the Fund’s experts in accounting and auditing.  Such financial statements are incorporated herein by reference to the Annual Report of the Fund dated September 30, 2009.

FINANCIAL STATEMENTS

The statement of assets and liabilities, including the schedules of investments, of options written and of securities sold short, as of September 30, 2009, the related statement of operations for the fiscal year ended September 30, 2009, statements of changes in net assets for the fiscal years ended September 30, 2009 and September 30, 2008, financial highlights, and notes to the financial statements and the independent registered public accounting firm’s report to the Trustees and shareholders of the Fund dated November 25, 2009 (included in the Fund’s Annual Report) are incorporated herein by reference.  A copy of the Fund’s Annual Report may be obtained without charge from U.S. Bancorp by calling 1-800-343-8959.

APPENDIX

Some of the terms used in this Statement of Additional Information and the Fund’s prospectus are described below.

Money-Market Instruments

Money-market instruments are liquid, short-term, high-grade debt instruments, including United States Government obligations, commercial paper, certificates of deposit and bankers’ acceptances.

Repurchase Agreements

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security.  A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security.  The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

Short Selling

A short sale is a transaction involving the sale of a security that is not owned by the seller, the security having been borrowed from a third party by the seller in order to make delivery to the buyer.  In a transaction of this type, the seller has a continuing obligation to replace the borrowed security; and until such replacement, the broker-dealer typically retains the proceeds from the sale and the seller is required to pay to the lender any dividends or interest due to holders of the security.  However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose.  When the Fund does this, it is required to pledge to the broker replacement securities as collateral.  The Fund may use securities it owns to meet any such collateral obligations.  Although the seller’s obligation to the lender can be met by purchasing the security in the open market and delivering it against the short position, the Fund will effect short sales only in anticipation of replacing the borrowed security with an identical security received upon the successful completion of a merger, acquisition or exchange offer.  (This strategy is illustrated by the following example: Company A proposes to acquire Company B through a merger in which each outstanding common share of Company B is exchanged for two shares of Company A.  Assume that following the announcement of the merger terms, Company A’s stock is trading at $20 while Company B’s shares are trading at $35, or $5 below the market value of Company A’s offer (2 x $20 per A Share).  Believing that the proposed merger represents an attractive arbitrage opportunity, but wanting to protect against a decline in the market price of Company A’s stock prior to the completion of the acquisition, the Fund purchases 1,000 shares of Company B at a total cost of $35,000 plus commissions, and, at approximately the same time, borrows and sells short 2,000 shares of Company A, yielding proceeds of $40,000 less commissions.  The Fund is now hedged; that is, a decline in the market price of Company A’s stock will not reduce the Fund’s potential profit should the deal go through.  Upon completion of the merger, the 1,000 shares of Company B held by the Fund are exchanged for 2,000 shares of Company A.  These shares are then delivered to the lender, thereby satisfying the Fund’s obligation to replace the borrowed shares, and the proceeds from the short sale become available to the Fund.  In this example a profit of $5,000 less commissions and any other expenses is realized.)  However, should the merger, acquisition or exchange offer be terminated or otherwise not completed, the Fund will be required to satisfy its obligation to the lender by making an open-market purchase, and to the extent the price paid exceeds the proceeds from the short sale, the Fund will incur a loss on the transaction.  The amount of any such loss will be increased by the amount of any dividends or interest the Fund may be required to pay in connection with the short sale.